WHEN RECORDED, PLEASE RETURN TO:

Parr Brown Gee & Loveless
101 South 200 East, Suite 700
Salt Lake City, Utah 84111
Attention:  Robert A. McConnell, Esq.

Tax Parcel No. 59-109-0001

space above for Recorder’s use

FIRST AMENDMENT TO DEED OF TRUST WITH

ASSIGNMENT OF LEASES AND RENTS

THIS FIRST AMENDMENT TO DEED OF TRUST WITH ASSIGNMENT OF LEASES AND RENTS (this "Amendment") is made as of 5TH day of March, 2019, by ATLANTA INCOME & ASSET GROUP, INC., a Utah corporation ("Trustor"), whose mailing address is 2524 Kamas Drive, Salt Lake City, Utah 84129, in favor of STEWART TITLE GUARANTY COMPANY (“Trustee”), whose mailing address is 857 North 900 West, Orem, Utah 84057, for the benefit of ROBERT D. HARRIS, an individual (“Beneficiary”), whose mailing address is PO Box 3309, Logan, Utah 84323, as beneficiary.

RECITALS

A.Reference is made to that certain Deed of Trust With Assignment of Leases and Rents, recorded on January 22, 2019 in the Office of the Recorder in and for Utah County, State of Utah, as Entry No. 5442:2019 (the “Trust Deed”).  Except as specifically defined in this Amendment, capitalized terms used in this Amendment has the meaning ascribed to such terms in the Trust Deed.

B.The Trust Deed encumbers certain property described on Exhibit A attached hereto and made a part hereof (as more fully set forth in the Trust Deed, the “Real Property”).

C.Trustor has agreed that the Trust Deed is to secure additional obligations of Trustor.

D.Trustor has agreed to amend the Trust Deed as set forth herein.

AGREEMENT

NOW, THEREFORE, FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the parties hereto agree as follows:

1.Amendment to Deed of Trust. The fourth paragraph on the first page of the Trust Deed (which carries over on to the second page of the Trust Deed) is hereby amended and restated in its entirety to read as follows:

“FOR THE PURPOSE OF SECURING THE FOLLOWING (which may hereafter be collectively referred to as the “Secured Obligations”) (1) payment of the indebtedness evidenced by a Promissory Note (hereinafter the “Note”) of even date herewith, in the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) made by Trustor, payable to the order of Beneficiary at the times, in the manner and with interest as therein set forth, and any extensions and/or renewals or modifications thereof, including, without limitation, that Amended and Restated Promissory Note, dated March 5, 2019, pursuant to which the principal balance of said Note was increased to One Million and 00/100 Dollars ($1,000,000.00); (2) the payment and performance of each agreement of Trustor herein contained; (3) the payment of such additional loans or advances as hereafter may be made to Trustor, or his successors or assigns, when evidenced by a Promissory Note or Notes reciting that they are secured by this Trust Deed; (4) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms hereof, together with interest thereon as herein provided; and (5) all modifications, extensions, novations and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; or (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes.”

2.Representations and Warranties.  Trustor hereby restates all of the representations and warranties contained in the Trust Deed, Note and other loan documents (collectively, the “Loan Documents”) to the same extent, and for all intents and purposes, as though made and given at this time, except where any representation or warranty specifically relates to documents, events, or conditions of an earlier date or period. Without limiting the foregoing, Trustor represents and warrants that no event of default has occurred and, to the best of Trustor’s knowledge, no event has occurred or condition exists which, with the giving of notice or the passage of time, would constitute an event of default.

3.Entire Agreement.  This Amendment constitutes the entire understanding and agreement of the parties hereto with respect to the general subject matter hereof, supersedes all prior discussions and agreements with respect thereto, and cannot be contradicted by evidence of any alleged oral agreement. This Amendment may only be amended, modified, or rescinded by written agreement signed by the parties hereto.

4.Ratification of Loan Documents.  Except as modified by this Amendment, the Trust Deed (as modified by this Amendment) and the other Loan Documents shall remain in full force and effect and are hereby ratified by Trustor and Lender. To the extent the terms of this Amendment modify or conflict with any provisions of the original Trust Deed or Loan Documents, the terms herein shall control.

5.Waiver and Acknowledgment. Trustor acknowledges that, as of the date of this Amendment, Beneficiary has fully performed its obligations under the Loan Documents, and Trustor waives any claims or rights of offset against Lender existing as of the date of this Amendment.

6.Payment of Fees.  Trustor hereby agrees to pay or reimburse Beneficiary for all costs and expenses incurred in connection with this Amendment, including, without limitation, all recording and attorney fees.

7.Counterparts.    This Modification may be executed in separate counterparts, each signature page of which shall be an original copy, all of which together, when attached to the body hereof, shall constitute one instrument, binding upon all parties hereto, notwithstanding that all of the parties shall not have signed the same counterparts.

8.Further Assurances.  Trustor and Beneficiary shall execute all other documents and instruments necessary to effectuate the agreement and intent of this Amendment.

9.Miscellaneous.  The invalidity or unenforceability of any provision of this Amendment shall in no way affect the validity or enforceability of any other provision.  This Amendment shall be governed by and construed in accordance with the laws of the State of Utah.  Section captions and defined terms in this Amendment are for convenience of reference only and shall not affect the construction of any provision of this Amendment.  All pronouns shall be deemed to refer to the masculine, feminine or neuter or singular or plural, as the identity of the parties may require.  The signature of the Trustee is not required for this Amendment to be valid, binding and enforceable.  This Amendment shall be enforceable and may be recorded if it bears the signature of Trustor and Beneficiary.

[Signatures and Acknowledgments Follow]

WHEREOF, Trustor and Beneficiary have executed this Amendment as of the date first set forth above.

TRUSTOR

ATLANTA INCOME & ASSET GROUP, INC., a Utah corporation

By:/s/ J. Simmons____________________________

J. Simmons, President

NOTARY ACKNOWLEDGEMENTS

STATE OF UTAH§
§
COUNTY OF Utah_____________§

On March 5th, 2019, before me personally appeared J. Simmons, personally known to me to be the person who executed the foregoing instrument for and on behalf of Atlanta Income & Asset Group, Inc., and acknowledged to me that he executed said instrument on behalf of said company for the purposes and consideration therein expressed.

WITNESS my hand and official seal.

/s/ Cynthia B. Allen
Notary Public

EXHIBIT “A”

TO

AMENDMENT

That certain land located in Utah County, Utah, and more particularly described as follows:

The West One-Half of Section 1, Township 7 South, Range 2 West, Salt Lake Base and Meridian, and also described as "The South Half of the Northwest Quarter; Southwest Quarter; Lots 3 and 4 of Section 1, Township 7 South, Range 2 West, Salt Lake Base and Meridian."

Tax ID No. 59-109-0001

Parr Brown Gee & Loveless
101 South 200 East, Suite 700
Salt Lake City, Utah 84111
Attention:  Robert A. McConnell, Esq.

Tax Parcel Nos.:

(Space above for Recorder’s use only.)

TRUST DEED WITH

ASSIGNMENT OF LEASES AND RENTS

THIS TRUST DEED WITH ASSIGNMENT OF LEASES AND RENTS is made this 17__  day of January 2019, between ATLANTA INCOME & ASSET GROUP, INC., a Utah corporation (“Trustor”), whose mailing address is 2524 Kamas Drive, Salt Lake City, Utah 84129, to STEWART TITLE GUARANTY COMPANY (“Trustee”), whose mailing address is 857 North 900 West, Orem, Utah 84057, for the benefit of ROBERT D. HARRIS, an individual (“Beneficiary”), whose mailing address is PO Box 3309, Logan, Utah 84323.

WITNESS: That Trustor irrevocably does hereby GRANT, BARGAIN, WARRANT, CONVEY, SELL, MORTGAGE, TRANSFER, SET OVER, PLEDGE, HYPOTHECATE AND ASSIGN TO TRUSTEE, IN TRUST FOR THE BENEFIT OF BENEFICIARY, ITS SUCCESSORS AND ASSIGNS, WITH POWER OF SALE, the following described property located in Utah County, Utah, legally described as follows (the “Real Property”):

See Exhibit A

TAX ID No.: 59-109-0001

Together with all buildings, fixtures and improvements now or hereafter located thereon, and all right, title, interest and privileges of Trustor now owned or hereafter acquired in and to all streets, ways, roads and alleys used in connection with or pertaining to such property, all development rights or credits, licenses and permits, air rights, all water rights and water stock related to the Real Property, all minerals, oil and gas, and other hydrocarbon substances in, on or under said property, and all rights of way, easements, rents and issues, profits, income, tenements, hereditaments, privileges and appurtenances hereunto belonging, now or hereafter used or enjoyed with said property, or any part thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues, and profits:

FOR THE PURPOSE OF SECURING THE FOLLOWING (which may hereafter be collectively referred to as the “Secured Obligations”) (1) payment of the indebtedness evidenced by a Promissory Note (hereinafter the “Note”) of even date herewith, in the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) made by Trustor, payable to the order of Beneficiary at the times, in the manner and with interest as therein set forth, and any extensions and/or renewals or modifications thereof; (2) the payment and performance of each agreement of Trustor herein contained; (3) the payment of such additional loans or advances as hereafter may be made to Trustor, or his successors or assigns, when evidenced by a Promissory Note or Notes reciting that they are secured by this Trust Deed; (4) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms hereof, together with interest thereon as herein provided; and (5) all modifications, extensions, novations and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; or (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes.

This Trust Deed secures the payment of the entire indebtedness secured hereby.  The lien of this Trust Deed shall be valid as to all indebtedness including future advances, from the time of its filing for record in the recorder's office of the county in which the real estate is located.  The total amount of indebtedness may increase or decrease from time to time, as provided in the Note, and any disbursements which Lender may make under this Trust Deed, the Note or any other document with respect hereto (e.g., for payment of taxes, insurance premiums or other advances to protect Beneficiary’s liens and security interests, as permitted hereby) shall be additional indebtedness secured hereby.  This Trust Deed is intended to and shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the real estate.

TO PROTECT THE SECURITY OF THIS TRUST DEED, TRUSTOR AGREES:

1.  Payment of Principal, Interest and other Loan charges.  Trustor shall pay when due the principal of, and interest on, the debt evidenced by the Note and any prepayment or late charges due under the Note.  If applicable, Trustor shall also pay funds for Escrow Items.  Payments shall be deemed received by Lender when received at the location designated in the Note.

2.  Application of Proceeds.   All payments accepted and applied by Beneficiary shall be applied in the following order of priority:  (a) any loan charges, collection costs or late fees, (b) interest due under the Note, (c) principal due under the Note, and (d) amounts due, if applicable to Escrow items.  If, after applying the proceeds in the above priority there remains additional proceeds, such overages shall be applied to reduce the principal amount due.

3.  Maintenance of Property. To keep said property in good condition and repair; not to remove or demolish any building thereon, to complete or restore promptly and in good workmanlike manner any building which may be constructed, damaged or destroyed thereon; to comply with all laws, covenants and restrictions affecting said property, not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.  Trustee, upon presentation to it of an affidavit signed by Beneficiary, setting forth facts showing a default by Trustor under this paragraph, is authorized to accept as true and conclusive all facts and statements therein, and to act thereon hereunder.

4.  Insurance.  To provide and maintain insurance, of such type or types and amounts as Beneficiary may require, on the improvements now existing or hereafter erected or placed on said property and to provide reasonable evidence of such coverage to Beneficiary upon request.

Such insurance shall be carried in companies approved by Beneficiary with loss payable clauses in favor of and in form acceptable to Beneficiary.  In event of loss, Trustor shall give immediate notice to Beneficiary, who may make proof of loss, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Trustor and Beneficiary jointly, and the insurance proceeds, or any part thereof, may be applied at their option, to reduction of the indebtedness hereby secured or to the restoration or repair of the Real Property damaged.

5.  Title to property. To deliver to, pay for, and maintain with Beneficiary until the indebtedness secured hereby is paid in full such evidence of title as Beneficiary may require, including abstracts of title or policies of title insurance and any extensions or renewals thereof or supplements thereto.

6.  Preservation and Protection of the Real Property. To appear in and defend any action or proceeding purporting to affect the security thereof, the title to said property, or the rights or powers of Beneficiary or Trustee; and should Beneficiary or Trustee elect to also appear in or defend any such action or proceeding, to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum incurred by Beneficiary or Trustee.

7.  Taxes and Assessments. Trustor shall pay prior to delinquency all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Real Property or any interest therein.  Trustor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Real Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation; provided, however, Trustor shall have no obligation to pay taxes which may be imposed from time to time upon Beneficiary which are measured by and imposed upon Beneficiary’s net income.  Trustor shall provide evidence of the payments of taxes and assessments due and owing under this Section 7 prior to delinquency of such taxes and assessments.

8.Liens, Encumbrances and Charges. Trustor shall immediately discharge all liens, claims and encumbrances arising from and after the date hereof and not approved by Beneficiary in writing that has or may attain priority over this Trust Deed.  Trustor shall pay when due all obligations secured by, or which may become, liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Real Property, or any interest therein, whether senior or subordinate hereto.

9.  Obligations and other Loan Charges. Should Trustor fail to make any payment or to do any act as herein provided, the Beneficiary or Trustee, but without obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrances, charge or lien which in the judgment of either appears to be prior or superior hereto; and in exercising any such powers, incur any liability, expend whatever amounts in its absolute discretion it may deem necessary therefore, including cost of evidence of title, employ counsel, and pay reasonable legal fees.  Trustor shall pay immediately and without demand all sums expended hereunder by Beneficiary or Trustee, with interest from date of expenditure at the rate borne by the principal balance under the Note until paid, and the repayment thereof shall be secured hereby.

IT IS MUTUALLY AGREED THAT:

10.  Insurance or Miscellaneous Proceeds. Should said property or any part thereof be taken or damaged by reason of any public improvement or condemnation proceeding, or damaged by fire, or earthquake, or in any other manner, Beneficiary shall be entitled to all compensation, awards, and other payments or relief therefore up to the amount due to Beneficiary hereunder, and shall be entitled at its option to commence, appear in and prosecute in its own name, any action or proceedings, or to make any compromise or settlement, in connection with such taking or damage.  All such compensation, awards, damages, rights or action and proceeds, including the proceeds of any policies of fire and other insurance affecting said property, are hereby assigned to Beneficiary, who may, after deduction therefrom all its expenses, including attorney's fees, apply the same on any indebtedness secured hereby.  Trustor agrees to execute such further assignments of any compensation, award, damages, and rights of action and proceeds as Beneficiary or Trustee may require.

11. Easements, Entitlements, Subordinations. At any time and from time to time upon written request of Beneficiary, payment of its fees and presentation of this Trust Deed and the Note or other note of endorsement (in case of full reconveyance, for cancellation and retention), without affecting the liability of any persons for the payment of the indebtedness secured hereby, Trustee may (a) consent to the making of any map or plat of said property; (b) join in granting any easement or creating any restriction thereon; (c) join in any subordination or other agreement affecting this Trust Deed or the lien or charge thereof; (d) reconvey, without warranty, all or any part of said property.  The grantee in any reconveyance may be described as “the person or persons entitled thereto,” and the recitals therein of any matters or facts shall be conclusive proof of truthfulness thereof.  Trustor agrees to pay reasonable Trustee's fees for any of the services mentioned in this paragraph.

12.  Assignment of Rents. As additional security, Trustor hereby absolutely and irrevocably assigns Beneficiary, during the continuance of their trusts, all rents, issues, royalties, profits of the Real Property affected by this Trust Deed and of any personal property owned by Trustor and located thereon.  Until Trustor shall default in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, Trustor shall have a revocable license to collect all such rents, issues, royalties, and profits earned prior to default as they become due and payable.  If Trustor shall default as aforesaid, Trustor's right to collect any of such moneys shall cease and Beneficiary shall have the right, with or without taking possession of the Real Property affected hereby, to collect all rents, royalties, issues, and profits.  Failure or discontinuance of Beneficiary at any time or from time to time to collect any such moneys shall not in any manner affect the subsequent enforcement by Beneficiary of the right, power, and authority to collect the same.  Nothing contained herein, nor the exercise of the right by Beneficiary to collect, shall be, or be construed to be, an affirmation by Beneficiary of any tenancy, lease or option, nor an assumption of liability under, nor a subordination of the lien or charge of this Trust Deed to any such tenancy, lease or option.

13.  Enforcement of Default. Upon any default by Trustor hereunder, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court (Trustor hereby consenting to the appointment of Beneficiary as such receiver), and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in its own name sue for or otherwise collect said rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.  All rights and remedies of Beneficiary and Trustee provided hereunder are cumulative and are in addition to all rights and remedies provided by applicable law (including specifically that of foreclosure of this instrument as though it were a mortgage) or in any other agreements between Trustor and Beneficiary.  No failure on the part of Beneficiary to exercise any of its rights hereunder arising upon any default shall be construed to prejudice its rights upon the occurrence of any other or subsequent default.  No delay on the part of Beneficiary in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that default is continuing.  Beneficiary may enforce any one or more remedies or rights hereunder successively or concurrently.  By accepting payment or performance of any of the Secured Obligations after its due date, Beneficiary shall not waive the agreement contained herein that time is of the essence, nor shall Beneficiary waive either its right to require prompt payment or performance when due of the remainder of the Secured Obligations or its right to consider the failure to so pay or perform a default.

The entering upon and taking possession of said property, the collection of such rents, issues, and profits, or the proceeds of fire and other insurance policies, or compensation or awards for any taking or damages of said property, and the application or release thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

14.  No Waiver. The failure on the part of Beneficiary to promptly enforce any right hereunder shall not operate as a waiver of such right and the waiver by Beneficiary of any default shall not constitute a waiver of any other or subsequent default.

15.  Time. Time is of the essence hereof.  Upon default by Trustor in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, all sums secured hereby shall immediately become due and payable at the option of Beneficiary.  In the event of such default, Beneficiary may execute or cause Trustee to execute a written notice of default and of election to cause said property to be sold to satisfy the obligations hereof, and Trustee shall file such notice for record in each county wherein said property or some part of parcel thereof is situated.  Beneficiary also shall deposit with Trustee, the note and all documents evidencing expenditures secured hereby.

16.  Protection of Lender’s Interest in the Property and Rights under this Security Instrument. Foreclosure. After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, may sell said property on the date and at the time and place designated in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine (but subject to any statutory right of Trustor to direct the order in which property, if consisting of several known lots or parcels, shall be sold), at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale.  The person conducting the sale may, for any cause he deems expedient, postpone the sale from time to time until it shall be completed and, in every case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, if the sale is postponed for longer than one day beyond the day designated in the notice of sale, notice thereof shall be given in the same manner as the original notice of sale.  Trustee shall execute and deliver to the purchaser its Deed conveying said property so sold, but without any covenant or warranty, express or implied.  The recitals in the Deed of any matters or facts shall be conclusive proof of the trustfulness thereof.  Any person, including Beneficiary, may bid at the same.  Trustee shall apply the proceeds of the sale to payment of (1) the costs and expenses of exercising the power of sale and of the sale, including the evidence of title procured in connection with such sale; (2) all sums expended under the terms hereof, not then repaid, with accrued interest at the rate borne by the principal balance under the Note from date of expenditure; (3) all other sums then secured hereby; and (4) the remainder, if any, to the person or persons legally entitled thereto, or the Trustee, in its discretion, may deposit the balance of such proceeds with the County Clerk of the county in which the sale took place. Upon sale of the Real Property at any foreclosure sale, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Secured Obligations.

17.  Acceleration. Upon the occurrence of any default hereunder, Beneficiary shall have the option to declare all sums secured hereby immediately due and payable and foreclose this Trust Deed in the manner provided by law for the foreclosure of deeds of trust on real property, and Beneficiary shall be entitled to recover in such proceedings all costs and expenses incident thereto, including a reasonable attorney's fee in such amount as shall be fixed by the court.

18.  Substitute Trustee. Beneficiary may appoint a Successor Trustee at any time by filing for record in the office of the County Recorder of each county in which said property or some part hereof is situated, a substitution of Trustee.  From the time the substitution is filed for record, the new Trustee shall succeed to all powers, duties, authority and title of the Trustee named herein or of any Successor Trustee.  Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.

19.  Binding on Heirs, Successors, Assigns. This Trust Deed shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.  All obligations of Trustor hereunder are joint and several.  The term “Beneficiary” shall mean the owner and holder, including any pledge, of the note secured hereby.  In this Trust Deed, whenever the contest requires, the masculine gender includes the feminine and/or neuter, and the singular includes the plural.

20.  Acceptance by Trustee.  Trustee accepts this Trust when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law.  Trustee is not obligated to notify any party hereto of pending sale under any other Trust Deed or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

21.  Transfer of Property. Beneficiary may, at Beneficiary’s option, declare immediately due and payable all sums secured by this Trust Deed upon the sale or transfer, without Beneficiary’s prior written consent, of all or any part of the Real Property, or any interest in the Real Property.  A “sale or transfer” means the conveyance of Real Property or any right, title, or interest in the Real Property; whether legal, beneficial, or equitable, whether voluntary or involuntary; whether by outright sale, deed installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the real property, or by any other method of conveyance of an interest in the Real Property.  If the Trustor is a corporation, partnership, or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interest or limited liability company interest, as the case may be, of such Trustor.

22.  Reconveyance. Upon payment of all sums secured by this Security Instrument, Lender shall request Trustee to reconvey the Real Property and shall surrender this Security Instrument and all notes evidencing debt to Trustee.  Trustee shall reconvey the Real Property without warrant to the person or personals legally entitled to it

23.  Governing Law. This Trust Deed shall be construed according to the laws of the State of Utah.

24.  Notices. The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at the address hereinbefore set forth.

25.UTAH STATUTE OF FRAUDS – NOTICE TO BORROWER.  PURSUANT TO UTAH CODE. ANN. §25-5-4, BORROWER IS HEREBY NOTIFIED THAT THE NOTE AND THIS TRUST DEED AND ANY OTHER RELATED DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Trustor has hereunto signed its name to this Agreement the day and year first written above.

ATLANTA INCOME & ASSET GROUP, INC., a Utah corporation

By: /s/ Joe Simmons__________________________

                                                                         Joe Simmons, President

NOTARY ACKNOWLEDGEMENTS

STATE OF UTAH§
§
COUNTY OF Utah__________§

On January 17, 2019, before me personally appeared Joe Simmons, personally known to me to be the person who executed the foregoing instrument for and on behalf of Atlanta Income & Asset Group, Inc., and acknowledged to me that he executed said instrument on behalf of said company for the purposes and consideration therein expressed.

WITNESS my hand and official seal.

/s/ Wade K. Taylor
Notary Public

EXHIBIT A

LEGAL DESCRIPTION

That certain land located in Utah County, Utah, and more particularly described as follows:

The West One-Half of Section 1, Township 7 South, Range 2 West, Salt Lake Base and Meridian, and also described as "The South Half of the Northwest Quarter; Southwest Quarter; Lots 3 and 4 of Section 1, Township 7 South, Range 2 West, Salt Lake Base and Meridian."

Tax ID No. 59-109-0001